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Biogen Idec Inc.

(Name of Registrant as Specified In Its Charter)

Carl C. Icahn

Alexander J. Denner

Richard C. Mulligan

Thomas F. Deuel

David Sidransky

Mayu Sris

Eric Ende

Jeffrey Meckler

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

High River Limited Partnership

Barberry Corp.

Hopper Investments LLC

Icahn Offshore LP

Icahn Onshore LP

Icahn Capital LP

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 19, 2009, the Participants (as defined below), distributed a presentation to stockholders of Biogen Idec Inc. The presentation is attached hereto as Exhibit I and is incorporated herein by reference. In addition, on May 19, 2009, the Participants distributed a memorandum to stockholders of Biogen Idec Inc. The memorandum is attached hereto as Exhibit II and is incorporated herein by reference.

ON MAY 15, 2009, THE PARTICIPANTS FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, ALEXANDER J. DENNER, RICHARD C. MULLIGAN, THOMAS F. DEUEL, DAVID SIDRANSKY, MAYU SRIS, ERIC ENDE, JEFFREY MECKLER, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, BARBERRY CORP. , HOPPER INVESTMENTS LLC, ICAHN OFFSHORE LP, ICAHN ONSHORE LP, ICAHN CAPITAL LP, IPH GP LLC, ICAHN ENTERPRISES HOLDINGS L.P. , ICAHN ENTERPRISES G.P. INC., BECKTON CORP. (COLLECTIVELY, THE “PARTICIPANTS”) AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF BIOGEN IDEC INC. FOR USE AT ITS ANNUAL MEETING, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN THE PROXY SOLICITATION. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY ARE AVAILABLE TO STOCKHOLDERS OF BIOGEN IDEC INC. FROM THE PARTICIPANTS AT NO CHARGE AND ARE ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE TOLL FREE AT 1 (800) 769-4414.

Biogen Idec Investor Presentation May 2009 EXHIBIT I

Special note regarding presentation
• This presentation includes information based on data found in filings with the SEC, independent industry publications and other sources.  Although we believe that the data is reliable, we do not guarantee the accuracy or completeness of this information and have not independently verified any such information.  We have not sought, nor have we received, permission from any third-party to include their information in this presentation.
• Many of the statements in this presentation reflect our subjective belief.  Although we have reviewed and analyzed the information that has informed our opinions, we do not guarantee the accuracy of any such beliefs.
• Sections of this presentation refer to the experience of our nominees for director at Biogen Idec Inc.
during their tenure as directors of ImClone Systems Inc.  We believe their experience at ImClone was a success and resulted in an increase in shareholder value that benefited all shareholders.  However, their success at ImClone is not necessarily indicative of future results at Biogen Idec if our nominees were to be elected to the Biogen Idec Board of Directors.
• All stockholders of Biogen Idec are advised to read the definitive proxy statement, the gold proxy card and other documents related to the solicitation of proxies by the Participants from the stockholders of the Company for use at the 2009 annual meeting of stockholders of the Company because they contain important information.  The definitive proxy statement and form of proxy along with other relevant documents, are available at no charge on the SEC’s website at http://www.sec.gov or by contacting D.F. King & Co., Inc. by telephone toll free at 1-800-769-4414 or by visiting their website at
http://www.dfking.com/BIIB.  In addition, the Participants will provide copies of the definitive proxy statement without charge upon request.

Agenda
• Situation Overview
- Strategic failures
- Operational failures
- Business development failures
- Research & development failures
• Our Qualifications & Proposals
- Biographies of our nominees
- ImClone Systems case study
- Proposals for Biogen Idec

We strongly believe Biogen Idec needs better
management
•
Biogen Idec has a collection of valuable assets
- AVONEX for relapsing multiple sclerosis and TYSABRI for MS and Crohn’s disease, $2.8B of 2008 sales
- RITUXAN for B-cell non-Hodgkin’s lymphoma and rheumatoid arthritis, $1.1B of 2008 sales
- Promising pipeline (BG-12, Lixivaptan, ADENTRI, etc.) and biologics manufacturing facilities
• Board and management have failed to achieve the full potential of Biogen Idec
- Biogen – IDEC merger has not created much value
- Management has failed shareholders strategically and operationally
- Weak business development and research & development efforts inhibit company’s prospects
•
Quality of board and management especially crucial today
- R&D organization needs to be reinvigorated; Strategic review of pipeline needs to be conducted
- Cost structure needs to be examined and partner relations need to be revitalized
- Product sales growth likely to slow
- Board needs to evaluate possibility of separating assets in order to enhance value
- Management not aligned with shareholder interests
•
Electing our directors could maximize shareholder value
- Our slate will press hard for management accountability and will provide experienced oversight
- Our nominees’ experience with ImClone Systems useful to Biogen Idec
- Specifically, we recharged partner relations, optimized the cost structure and rebuilt the pipeline
Better management of Biogen Idec assets will
enhance value for all shareholders

We believe leadership has failed on many dimensions
Strategic
• Biogen – IDEC merger has
not created much value
• Announced merger
synergies never
materialized
• Management turnover
makes consistent strategy
and execution difficult
Operational
• Avonex lost US market
leadership
• Failed to manage Avonex
product lifecycle
• AMEVIVE never lived up to
management’s stated
projections
• TYSABRI goals also overly
aggressive
• Five year stock
performance has trailed
peer group
Business Development
• Is Biogen Idec defending its
MS franchise?
• Is it defending the oncology
franchise?
• Management has signed
only a few licensing deals
over last five years
Research & Development
• Research and development
productivity worst in peer
group
• Lack of R&D focus apparent
when comparing employee
base with peers
• Pipeline has failed to show
meaningful progress
• Biogen Idec has launched
no new drugs since 2004
• Pipeline lacks strategic
focus
• PEGYlation is hardly a
breakthrough

Biogen and IDEC supposedly merged to accelerate
growth & create shareholder value
Source: Company documents
Key products
Pipeline
Therapeutic focus
2002 financials
Year founded
Employees
Biogen, Inc.
• Avonex for relapsing MS
• Amevive for chronic plaque psoriasis
• Anti-inflammatory products in Amevive
and Antegren (now Tysabri)
• 6 product candidates in human trials
• Focus on neurology and dermatology
• Growing expertise in oncology
• Revenues of $1,148M
• Net income of $242M
• 1978
• 2,700 people worldwide
IDEC Pharmaceuticals
• Rituxan for non-Hodgkin’s lymphoma
• Zevalin for non-Hodgkin’s lymphoma
• Rituxan for new indications
• 4 product candidates in human trials
• Focus on oncology and rheumatology
• Growing expertise in autoimmune and
inflammatory diseases
• Revenues of $404M
• Net income of $148M
• 1985
• 1,000 people worldwide
Headquarters • Cambridge, MA • San Diego, CA
Strategy Operational Bus. Dev. R&D
“Bringing our companies together accelerates both companies' strategic plans and creates a biotechnology leader with the products, pipeline, infrastructure and financial resources to grow faster and create sustainable shareholder value
beyond what either company could achieve
separately.”
James Mullen, Chairman and CEO of Biogen

However, merger has failed to create much value
Note: Current price from April 2009; Change in equity value is growth from Q4 2003 to April 2009
Source: Bloomberg; Company documents
Biogen - IDEC
merger closed
Nov. 2003
Strategy Operational Bus. Dev. R&D
Change in
equity value
Q4 2003
equity value
Genentech Gilead Sciences Celgene Biogen Idec
$101B
$43B
$18B
$15B
0
25
50
75
100
Current equity value ($M)

Announced merger synergies never materialized
Note: 2003 operating expenses based on first nine months of 2003 annualized (pre-merger); $75M target synergies based on $300M cumulative target for 2004-2007
Source: Company documents
Expenses
exceeded
target by
$276M
Strategy Operational Bus. Dev. R&D
IDEC
Biogen
Biogen
Idec
Biogen
Idec
2003 Target
synergies
2004
Target
2004
Actual
$1,065M
-$75M
$990M
$1,266M
0
500
1,000
$1,500M
Biogen Idec operating
expenses ($M)
2004 2005 2006 2007
$276M
$402M
$413M
$711M
0
200
400
600
$800M
Biogen Idec operating expenses
in excess of target ($M)

Management turnover makes consistent strategy and
execution difficult
Note: Bold & shading denotes
turnover since 2003
Source: Company documents
Position / Department
• Chairman
• CEO
• CFO
• COO
• Research & development
Officer in 2003
• William Rastetter
• James Mullen
• Peter Kellogg
• William Rohn
• Nabil Hanna (Research)
• Burt Adelman (Development)
Officer Today
• Bruce Ross
• James Mullen
• Paul Clancy
• Robert Hamm
• Cecil Pickett
Lack of management continuity helps
contribute to lack of consistent strategy
Strategy Operational Bus. Dev. R&D

We believe leadership has failed on many dimensions
Strategic
• Biogen – IDEC merger has
not created much value
• Announced merger
synergies never
materialized
• Management turnover
makes consistent strategy
and execution difficult
Operational
• Avonex lost US market
leadership
• Failed to manage Avonex
product lifecycle
• AMEVIVE never lived up
to management’s stated
projections
• TYSABRI goals also
overly aggressive
• Five year stock
performance has trailed
peer group
Business Development
• Is Biogen Idec defending its
MS franchise?
• Is it defending the oncology
franchise?
• Management has signed
only a few licensing deals
over last five years
Research & Development
• Research and development
productivity worst in peer
group
• Lack of R&D focus apparent
when comparing employee
base with peers
• Pipeline has failed to show
meaningful progress
• Biogen Idec has launched
no new drugs since 2004
• Pipeline lacks strategic
focus
• PEGYlation is hardly a
breakthrough
Strategy Operational Bus. Dev. R&D

AVONEX lost US market leadership to COPAXONE,
others also grew market share
Note: Data for US; Market share based on number of prescriptions
Source: Deutsche Bank
AVONEX lost 14% market share and
ceded US market leadership to
COPAXONE
Strategy Operational Bus. Dev. R&D
AVONEX
BETASERON
COPAXONE
REBIF
0
10
20
30
40
50%
MS Rx market share %
Apr-05
42%
14%
29%
15%
Mar-09
28%
15%
37%
20%
Change %
-14%
1%
8%
5%

Biogen Idec has failed to manage Avonex product
lifecycle
Source:  FDA; Company documents
?
Strategy Operational Bus. Dev. R&D
MedImmune
Genentech
Genentech Roche Amgen Amgen Biogen Idec
2
4
6
10
11
12
0
5
10
15
20
Years until Second Generation launch
Second
Generation
First
Generation
Synagis
Respigam
TNKase
Activase
Nutropin
Depot
Nutropin
Mircera
NeoRecormon
Neulasta
Neupogen
Aranesp
Epogen/Procrit
PEG-IFNB
Avonex

AMEVIVE never lived up to management’s stated
projections
Source: North Carolina Biotechnology Center, Feb. 2003; Company documents
After failing to achieve April 2003 projections,
management sold AMEVIVE for $60M in March 2006
Strategy Operational Bus. Dev. R&D
2003 2006
$85M
$40M
$500M
$12M
0
100
200
300
400
$500M
AMEVIVE sales ($M)
April 2003
Projections
Actual

TYSABRI goals also overly aggressive
Source: Reuters, Feb. 2009; Company documents
In Sep. 2007, management expected 100K patients on TYSABRI by
2010 year-end; In Feb. 2009, management said it would be
“difficult” to achieve the original 100K projection
Strategy Operational Bus. Dev. R&D
Actual
Sep. 2007 Projections
2009 2010
37K
100K
0
20
40
60
80
100K
TYSABRI patients (K)

Five year stock performance has trailed peer group
Note: BTK represents AMEX Biotechnology Index
Source: Bloomberg; Company documents
Biogen Idec has underperformed peers
Strategy Operational Bus. Dev. R&D
Genentech
Gilead
Sciences
Celgene
Biogen Idec
BTK
Apr-04 Apr-05 Apr-06 Apr-07 Apr-08 Apr-09
0
100
200
300
400
500
Stock performance
Change %
61%
205%
177%
-24%
10%

We believe leadership has failed on many dimensions
Strategic
• Biogen – IDEC merger has
not created much value
• Announced merger
synergies never
materialized
• Management turnover
makes consistent strategy
and execution difficult
Operational
• Avonex lost US market
leadership
• Failed to manage Avonex
product lifecycle
• AMEVIVE never lived up to
management’s stated
projections
• TYSABRI goals also overly
aggressive
• Five year stock
performance has trailed
peer group
Business Development
• Is Biogen Idec defending
its MS franchise?
• Is it defending the
oncology franchise?
• Management has signed
only a few licensing deals
over last five years
Research & Development
• Research and development
productivity worst in peer
group
• Lack of R&D focus apparent
when comparing employee
base with peers
• Pipeline has failed to show
meaningful progress
• Biogen Idec has launched
no new drugs since 2004
• Pipeline lacks strategic
focus
• PEGYlation is hardly a
breakthrough
Strategy Operational Bus. Dev. R&D

Business development vital to future prospects
•Companies must defend and strengthen franchises within core therapeutic areas
•It seems Biogen Idec has done very little
to defend or
strengthen its oncology and MS franchises
- Competitors active in both therapeutic areas
•Lack of business development limits future growth prospects
Strategy Operational Bus. Dev. R&D

Is Biogen Idec defending its MS franchise?
Source: InVivo Deals database
•Biogen Idec has not
participated in any of the approximately
dozen multiple sclerosis business development opportunities
over the last year
•Competitor MS deals in 2008 included:
Acquirer
Merck Serono
Novartis
Merck Serono
Teva
Eli Lilly
Counterparty
Apitope Technology
Peptimmune
Bionomics AGM
Antisense Therapeutics
BioMS Medical
Strategy Operational Bus. Dev. R&D

Is it defending the oncology franchise?
Source: InVivo Deals database
•Biogen Idec has executed only one
of the approximately 150
cancer business development opportunities over the last year
•Competitor oncology deals in 2008 included:
Acquirer
Bristol Myers
Roche
Pfizer
Merck
Sanofi Aventis
Counterparty
Exelixis
ThromboGenics
Aureon Laboratories
Celera
Dyax Corp.
Strategy Operational Bus. Dev. R&D

Management has completed only five product in-
licensing deals in five years
Source: Company documents
Date
• August 2005
• October 2006
• July 2007
• October 2008
• September 2006
Partner
• Protein Design Labs
• UCB
• CardioKine
• Genentech
• mondoBiotech
Product
• fontolizumab
• daclizumab
• volociximab
• CDP323
• lixivaptan
• GA101
• aviptadil
Consideration
• $40M upfront
• $100M investment in
Protein Design Labs
stock
• $30M upfront
• $50M upfront
• $31M upfront
• $13M upfront
Only five product licensing deals
over last five years
Strategy Operational Bus. Dev. R&D

We believe leadership has failed on many dimensions
Strategic
• Biogen – IDEC merger has
not created much value
• Announced merger
synergies never
materialized
• Management turnover
makes consistent strategy
and execution difficult
Operational
• Avonex lost US market
leadership
• Failed to manage Avonex
product lifecycle
• AMEVIVE never lived up to
management’s stated
projections
• TYSABRI goals also overly
aggressive
• Five year stock
performance has trailed
peer group
Business Development
• Is Biogen Idec defending its
MS franchise?
• Is it defending the oncology
franchise?
• Management has signed
only a few licensing deals
over last five years
Research & Development
• Research and
development productivity
worst in peer group
• Lack of R&D focus
apparent when comparing
employee base with peers
• Pipeline has failed to
show meaningful
progress
• Biogen Idec has launched
no new drugs since 2004
• Pipeline lacks strategic
focus
• PEGYlation is hardly a
breakthrough
Strategy Operational Bus. Dev. R&D

Biogen Idec research and development productivity
worst in peer group
Note: 5 and 10 year charts represent cumulative gross profits and R&D spending
Source: Company documents
Strategy Operational Bus. Dev. R&D
Gilead
Sciences
Genen-
tech
Amgen Genzyme Biogen
Idec
5.9X
4.1X
4.0X
3.6X
3.2X
3.0
4.0
5.0
6.0X
5 year gross
profit / 5 year R&D
Gilead
Sciences
Genen-
tech
Amgen Genzyme Biogen
Idec
5.0X
3.9X
3.9X
3.5X
3.1X
3.0
4.0
5.0
6.0X
10 year gross
profit / 10 year R&D

Lack of R&D focus apparent when comparing
employee base with peers
Note: Employees as of December 2008; Genentech estimate based on estimated retention costs
Source: Company documents; Industry estimates Strategy Operational Bus. Dev. R&D
Other
employees
R&D
employees
Celgene Genentech Amgen Gilead
Sciences
Biogen Idec
2,441 11,186 16,900 3,441 4,700
0
20
40
60
80
100%
Employees
R&D %
of total 55% 51% 46% 40% 16%

Failure to advance pipeline
Note: Bold & shading denotes
no apparent progress since 2006
Source: Company documents
Compound
BG-12
Galiximab
Lumiliximab
Ocrelizumab
Lixivaptan
ADENTRI
BIIB014
Daclizumab
CDP323
Ocrelizumab
Volociximab
HSP90
GA101
Aviptadil
Therapeutic Area
• Relapsing MS
• Relapsed NHL
• Relapsed CLL
• RA
• Hypnoatremia
• CHF
• Parkinson’s
• MS
• MS
• MS
• NSCLC
• Oncology
• NHL
• PAH
2006
• Phase 3
• Phase 3
• Phase 2/3
• Phase 2
• Phase 2
• Phase 2
• Phase 2
• Phase 2
• Phase 1
• Phase 2
• Phase 2
• Phase 1
• Phase 1
• Phase 2
Today
• Phase 3
• Phase 3
• Phase 2/3
• Phase 3
• Phase 3
• Phase 3
• Phase 2
• Phase 2
• Phase 2
• Phase 2
• Phase 2
• Phase 2
• Phase 2
• Phase 2
Pipeline has made little progress
Strategy Operational Bus. Dev. R&D

Biogen Idec is the only major biotech company with no
new drugs since 2004
Source: FDA
Strategy Operational Bus. Dev. R&D
Genzyme Amgen Gilead Genentech Celgene Biogen Idec
3
2 2
1 1
0
0
1
2
3
Drug
launches since 2004
Drugs
Mozobil
Renvela
Myozyme
Vectibix
Nplate
Letairis
Atripla Lucentis Revlimid

During that same period, 23 new oncology drugs
have been launched
Source: CenterWatch
Strategy Operational Bus. Dev. R&D
2004 2005 2006 2007 2008 2009 YTD
6
2
4
6
4
1
0
1
2
3
4
5
6
Oncology drug launches
Drug
Alimta
Avastin
Clolar
Erbitux
Sensipar
Tarceva
Arranon
Nexavar
Gardasil
Sprycel
Sutent
Vectibix
Evista
Hycamtin
Ixempra
Tasigna
Torisel
Tykerb
Degarelix
Mozobil
Sancuso
Treanda Afinitor

Pipeline seems to lack strategic focus
Source: Company documents
Autoimmune /
Inflammation
Cardiovascular
Hemophilia
Antiviral
Neurosciences
Oncology
Biogen Idec Genentech Gilead Sciences Celgene
Strategy Operational Bus. Dev. R&D

PEGylation is hardly a breakthrough
Note: Enzon launched Adagen in 1990
Source: FDA
• PEGylation was a mature, established technology in the 1990’s; Adagen approved in 1990
• 19 years after launch of first PEGylated protein, Biogen Idec still has not launched PEG-IFNB
?
Strategy Operational Bus. Dev. R&D
Enzon
Johnson
& Johnson
Schering
Plough
Roche Amgen Biogen Idec
4
5
11
12 12
0
5
10
15
20
25
Years since launch of first PEGylated Protein
Drug Oncaspar Doxil PegIntron Pegasys Neulasta PEG-IFNB

CEO Mullen paid well
Note: Equity compensation = stock + option grants as valued in relevant proxy
Source: Company documents
Other
Equity
Bonus
Salary
2004 2005 2006 2007 2008
$15.2M
$16.2M
$12.3M
$9.0M
$10.1M
0
5
10
15
$20M
CEO compensation ($M)
Year end
stock price $66.61 $45.28 $49.19 $56.92 $47.63

Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09

James Mullen sold ~$85M of stock since merger at
average price of ~$59 per share
Source: Company documents
*
Represents stock sales by James Mullen
0
20
40
60
80
Biogen Idec stock price ($)
0
10
20
30
40
$50M
Proceeds ($M)

Are board and management aligned with you?
•In our opinion, management ran a flawed auction process last year
- Board severely limited due diligence opportunities
- Refused to allow bidders access to Elan until bidders submitted a firm and binding offer
- At least one bidder was denied its request to speak with Elan which may have caused that bidder to walk away from the process
- Board minutes that Biogen provided to us under court order last year show what we consider to be a poorly designed process that lacked active Board oversight
•Same management and Board that ran the 2007 sales process
continue to run the company today.  How would they treat a
bidder in 2009?  Is shareholder value a priority for this Board?

Who is most aligned with your interests?
Source: Company documents
Icahn Parties Board & management Class 3 directors
up for election
16,075,256
778,198
14,700
0
5,000,000
10,000,000
15,000,000
20,000,000
Biogen Idec shares owned

Agenda
• Situation Overview
- Strategic failures
- Operational failures
- Business development failures
- Research & development failures
• Our Qualifications & Proposals
- Biographies of our nominees
- ImClone Systems case study
- Proposals for Biogen Idec

Our nominees helped deliver results at ImClone
Name
• Alex Denner
• Thomas Deuel
• Richard Mulligan
• David Sidransky
Education
• M.S., M.Phil., Ph.D. from Yale University
• S.B. from Massachusetts Institute of Technology
• M.D. from Columbia University
• A.B. from Princeton University
• Ph.D. from Department of Biochemistry at Stanford
University School of Medicine
• B.S. from Massachusetts Institute of Technology
• M.D. from Baylor College of Medicine
• B.A. from Brandeis University
Relevant experience
• Managing Director, Icahn Partners
• Director, Adventrx Pharmaceuticals
• Former Portfolio Manager, Viking Global Investors
• Former Portfolio Manager, Morgan Stanley
• Former Director and Chairman of Executive Committee,
ImClone Systems
• Professor of Molecular and Experimental Medicine and Cell
Biology, Scripps Research Institute
• Professor Emeritus, Harvard Medical School
• Former Director, Division of Growth Regulation at Beth
Israel Hospital
• Former Professor of Medicine and Biochemistry and Head
of Oncology Services, Washington University School of
Medicine
• Former Director, ImClone Systems
• Mallinckrodt Professor of Genetics, Harvard Medical School
• Director of Harvard Gene Therapy Initiative
• Former Professor of Molecular Biology, Massachusetts
Institute of Technology
• Founder, Somatix Therapy Corporation
• Member of Scientific Advisory Board, Cell Genesys
• Former Director and Member of Executive Committee,
ImClone Systems
• Director of Head and Neck Cancer Research Division,
Johns Hopkins University School of Medicine
• Chairman, Champions Biotechnology
• Former Member of Scientific Advisory Board for
MedImmune, Telik, Roche and Amgen
• Former Director, ImClone Systems

ImClone shares dramatically outperformed during new
executive committee tenure
Note: Executive committee of Alex Denner and Richard Mulligan formed Oct. 2006; ImClone Systems sold to Eli Lilly in Nov.
2008
Source: Bloomberg
Oct-06 Nov-08
$31.00
$70.00
0
20
40
60
$80
ImClone Systems
share price ($)
Change %
126%
Oct-06 Nov-08
$44.94
$40.64
0
20
40
60
$80
Biogen Idec
share price ($)
Change %
-10%

Long term focus to build ImClone shareholder value
Note: Graph represents month-end stock and index prices
Source: Bloomberg
Alex Denner
becomes
chairman of
executive
committee
ImClone
receives and
rejects takeover
bid
ImClone
acquired by Eli
Lilly for $70 per
share
July 31, 2008
ImClone receives
$60 offer from
Bristol-Myers
Squibb
Bristol-Myers
Squibb & ImClone
expand ERBITUX
development
Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08
0
20
40
60
$80
ImClone stock price ($)
0
500
1,000
1,500
2,000
S&P 500 Index

New executive committee enhanced value at ImClone
• New executive committee, including Alex Denner and Richard Mulligan, formed in October 2006
• Embarked on a comprehensive review of the company’s operations which led to the following courses of action:
- Recharged partner relations
- Optimized cost structure
- Rebuilt product pipeline
- Changed culture
- Settled litigation

Recharged ImClone partner relations and optimized
cost structure
Note: CRO’s = Contract Research Organizations
• Recharged partner relations
- Partnership with Bristol-Myers Squibb had deteriorated due to prior management neglect
- Initiated dialogue and led negotiations, ultimately leading to new agreement with Bristol-
Myers Squibb that expanded Erbitux’s development with no change to ImClone economics
- From 2005 to 2007, ERBITUX sales grew by 41% annually and ImClone royalty revenue grew by 37% annually
• Optimized cost structure
- ImClone cost structure had not been appropriate for company needs
- Executive committee reallocated costs, shifting SG&A spending by expanding sales force for tactical reasons while reducing overhead costs
- Margin expansion and capex reduction led to substantial free cash flow growth
- Increased spending on R&D and salesforce was funded through savings on corporate costs (re-negotiating with CROs, transportation costs, smarter purchasing, etc.)

Rebuilt pipeline, changed culture and settled litigation
• Rebuilt product pipeline
- Industry had poor perception of ImClone pipeline and research and development efforts
- Executive committee conducted top-down review of pipeline
Significantly increased investments in particularly promising candidates such as
1121B, A12, 11F8 and others
Cancelled programs where the return on investment was poor
- Pipeline cited as major strategic rationale for whole company acquisition
• Changed culture
- ImClone morale poor due to lack of strategic direction from prior management
- Took steps to institute a new culture
Emphasis on cash flow
Investment in R&D
Gave responsibility to scientists and clinicians
• Settled litigation
- Settled litigation including Yeda, Abbott and Repligen

From 2005 to 2007, ImClone royalty revenue grew by
37% annually
Note: 2005 most recent full year prior to formation of new executive committee; 2007 most recent full year available; Collab.
reimb. represents collaborative agreement reimbursements;  Manuf. represents manufacturing revenues
Source: UBS, January 2008; UBS, April 2008; Company documents
EU
USA
2005 2007
$678M
$1,348M
0
500
1,000
$1,500M
WW ERBITUX sales ($M)
05-07
CAGR
29%
57%
41%
Collab.
reimb.
Manuf.
License
fees &
milestones
Royalties
2005 2007
$383M
$591M
0
200
400
$600M
ImClone revenue ($M)
05-07
CAGR
37%
3%
39%
5%
24%

Tighter cost controls contributed to higher free cash
flow
Note: 2005 most recent full year prior to formation of new executive committee; 2007 most recent full year available; EBIT excludes one-time charges; FCF represents free cash flow; Capex represents capital expenditures; FCF = EBITDA - Capex
Source: Company documents
EBIT
COGS
Royalties
SG&A
Research &
development
2005 2007
100%
100%
0
20
40
60
80
100%
ImClone % of revenue
EBIT
margin % 23% 27%
2005
FCF
EBITDA
growth
Capex
reduction
2007
FCF
$16M
$93M
$74M $183M
0
50
100
150
$200M
ImClone FCF ($M)

Increased R&D investment to improve pipeline and
future competitive position
Note: 2005 most recent full year prior to formation of new executive committee; 2007 most recent full year available
Source: Company documents
2005 2007
$145M
$194M
0
50
100
150
$200M
ImClone R&D spend ($M)
R&D %
of sales 38% 33%
05-07
CAGR
16%
Other
Pancreatic
Non-small
cell lung
Head
& neck
Colorectal
2005 2007
34
44
0
10
20
30
40
50
ImClone product
candidates

Increased R&D investment improved pipeline
Phase 1
Phase 2 Phase 3
1121b:
2005 status
2008 status
A12:
2005 status
2008 status
11F8:
2005 status
2008 status
18F1:
Pre-clinical
2008 status
UCB:
2005 status
Exited

We believe ImClone and Biogen Idec situations
analogous
Partner relations
Cost structure
Product pipeline
Strategic direction
Litigation
ImClone Systems
• Relationships with Bristol Myers Squibb were
strained
• Renegotiated agreement with BMS, leading to
increased support and sales
• Cost structure was not appropriate for
company needs
• Reallocated costs, led to margin expansion
and free cash flow growth
• Pipeline poorly regarded by industry
• Conducted review and increased investments
in certain candidates
• Pipeline key rationale for acquisition
• Strategic direction lacking and morale poor as
a result
• Installed new leadership and established clear
strategic priorities
• Settled litigation including Yeda, Abbott, and
Repligen
Biogen Idec
• Relationships with Genentech, Roche and
Elan could be improved
• Excluding Rituxan, operating margins below
peers
• Pipeline has not advanced significantly over
last five years
• Poor product lifecycle management
• Strategic direction unclear as focus diffused
over too many therapeutic areas
• Adverse Genentech arbitration settlement is
valuation overhang
Electing our directors with directly relevant
experience could help Biogen Idec

We have several proposals
•Board should study potential splitting of Biogen Idec into
neurology-focused and cancer-focused companies
•Examine cost structure
•Prioritize, improve focus, and re-invigorate R&D efforts
•Improve partner relationships

Board should evaluate whether separating assets will
enhance value
• NF Co. had $2,926M of 2008 sales
• NF Co. assets include the following:
- Key products include AVONEX and
TYSABRI
- Related pipeline such as BG-12,
Lixivaptan, ADENTRI and other neurology
and cardiovascular product candidates
- Biologics manufacturing plants in North
Carolina, Massachusetts and Denmark
- Majority of existing research &
development infrastructure and sales force
- Collaboration with Elan on TYSABRI
• NF Co. will benefit from improved focus
on core neurology competency
Neurology-Focused Company
• CF Co. had $1,172M of 2008 sales
• CF Co. assets include the following:
- Key products include RITUXAN and
FUMADERM
- Related pipeline such as galiximab,
lumiliximab, ocrelizumab and other
oncology and autoimmune product
candidates
- Collaboration with Genentech in the US,
Zenyaku and Chugai in Japan and Roche
in the rest of the world
• CF Co. will benefit from improved focus
on core oncology competency
Cancer-Focused Company
Separating Biogen assets could enhance shareholder value
as management focus should improve

Separated assets have different growth profiles
Source: Goldman Sachs, March 2009; Company documents
CF Co.
NF Co.
2004 2005 2006 2007 2008 2009E 2010E
$2,212M
$2,423M
$2,683M
$3,172M
$4,098M
$4,402M
$4,451M
0
1,000
2,000
3,000
4,000
$5,000M
Biogen Idec revenue ($M)

Separated assets viable as standalone companies
Amgen Genentech Gilead
Sciences
Genzyme NF Co. Celgene CF Co.
$15.0B
$13.4B
$5.3B
$4.6B
$2.9B
$2.3B
$1.2B
0
5
10
$15B
2008 revenue ($B)
Equity
value ($B) $51B $101B $43B $16B ? $18B ?

Overhead spending can be reduced
Note: Peer group includes Genentech, Amgen, Gilead Sciences and Celgene
Source: Company documents
• In 2008, Biogen Idec spent 23% of
sales on selling, general and
administrative expenses
- Median biotech company = 21%
- Best in class company = 15%
• Reducing overhead spending will
improve cash flows
- Applying median SG&A % of sales
generates $46M of cost savings
- Applying best in class SG&A % of sales
generates $309M of cost savings
Overhead assumptions
Biogen
Idec
Median Best in
class
23%
21%
15%
0
5
10
15
20
25
30%
2008 SG&A %
of sales (%)

We would push hard to reinvigorate R&D and improve
productivity
•Identify most promising products
•Focus investment in key therapeutic areas
•Rationalize pipeline products not part of overall strategy

Electing our directors could help maximize
shareholder value
•Board and management have failed to achieve the full potential of Biogen Idec
•Quality of board and management especially crucial today
•Electing our directors could help maximize shareholder value
Better management of Biogen Idec assets
will enhance value for all shareholders

52 We have shown that management has failed shareholders strategically and operationally, resulting in a company not well positioned for future challenges!

EXHIBIT II

ICAHN CAPITAL LP

We believe Biogen Idec is a company with valuable assets that has failed to achieve its full potential. The company faces several challenges including an R&D organization that needs reinvigoration, a key product that has ceded market leadership and market share, and a cost structure that needs examination. Biogen Idec’s ability to successfully address these and other challenges would improve from the fresh perspective of our experienced and qualified director nominees who helped create substantial value at ImClone Systems.

We believe leadership has failed on many fronts:

•	The Biogen – IDEC merger created little equity value – slide 7

•	Avonex has lost US multiple sclerosis market leadership – slide 11

•	Biogen Idec has failed to manage the Avonex product lifecycle – slide 12

•	TYSABRI is not achieving management’s goals – slide 14

•	Five year stock performance has trailed peer group – slide 15

•	In the past five years, there have been few in-licensing deals – slide 20

•	Research and development productivity worst in the peer group – slide 22

•	Product pipeline has failed to show meaningful progress – slide 24

•	Biogen Idec has launched no new drugs since 2004 – slide 25

Our proposals include:

•	Board should study potential splitting of Biogen Idec into neurology-focused and cancer-focused companies

•	Examine cost structure and improve partner relationships

•	Prioritize, improve focus and reinvigorate R&D efforts

Our experienced director nominees successfully helped effect change at ImClone Systems which resulted in substantial value creation. We believe the ImClone and Biogen Idec situations are analogous and drawing upon our nominees’ ImClone experience will benefit all Biogen Idec stockholders. Specifically, at ImClone, the board (including all four of our director nominees) recharged partner relations, optimized the cost structure, rebuilt the product pipeline, settled litigation, and improved the culture.

In summary, we believe current Biogen Idec leadership has failed to achieve the company’s full potential. The quality of board and management are especially crucial today. Electing our qualified and experienced directors could help maximize stockholder value.

ON MAY 15, 2009, THE PARTICIPANTS FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, ALEXANDER J. DENNER, RICHARD C. MULLIGAN, THOMAS F. DEUEL, DAVID SIDRANSKY, MAYU SRIS, ERIC ENDE, JEFFREY MECKLER, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, BARBERRY CORP. , HOPPER INVESTMENTS LLC, ICAHN OFFSHORE LP, ICAHN ONSHORE LP, ICAHN CAPITAL LP, IPH GP LLC, ICAHN ENTERPRISES HOLDINGS L.P. , ICAHN ENTERPRISES G.P. INC., BECKTON CORP. (COLLECTIVELY, THE “PARTICIPANTS”) AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF BIOGEN IDEC INC. FOR USE AT ITS ANNUAL MEETING, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN THE PROXY SOLICITATION. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY ARE AVAILABLE TO STOCKHOLDERS OF BIOGEN IDEC INC. FROM THE PARTICIPANTS AT NO CHARGE AND ARE ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE TOLL FREE AT 1 (800) 769-4414.